Exhibit 10.1
LOJACK CORPORATION

LOJACK CORPORATION AMENDED AND RESTATED
NONQUALIFIED DEFERRED COMPENSATION PLAN
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2010 Amendment
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WHEREAS, LoJack Corporation (hereinafter referred to as “Employer”) established the LoJack Corporation Nonqualified Deferred Compensation Plan (hereinafter “Plan”) for a select group of management or highly compensated employees effective as of January 1, 2005 and amended and restated the Plan effective January 1, 2008;

NOW, THEREFORE, the Employer hereby further amends the Plan document, effective as of the date of execution below, as follows:

1.  Bonus Deferral Limitation Related to Noncash Portion of Bonuses. The following Section 3.1(h) shall be added to the Plan:

(h)  Prior to the time any Participant has a legally binding right, within the meaning of the Treasury Regulations promulgated under Code Section 409A, to a Bonus related to a specific Plan Year, the Employer shall announce the minimum percentage of any such Bonus that shall be paid in cash rather than property (the “Minimum Cash Percentage”).  Notwithstanding Section 3.1(g), no Deferral Election with respect to a Bonus shall be given effect to the extent it exceeds the Minimum Cash Percentage for the relevant Plan Year.  The portion of any Bonus that, absent a Deferral Election, would be paid in the form of property rather than cash shall, notwithstanding any Deferral Election, be paid to the Participant directly in such property form and not deferred under this Plan.

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2.  Further Amendments.  Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Employer hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Employer has executed this Amendment on this the 17th  day of February, 2010.

LOJACK CORPORATION	Attested:

By: /s/ Richard T. Riley	By: /s/ Timothy P. O'Connor
Title: Executive Chairman	Title: Senior Vice President and Chief Financial Officer